UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 16, 2008

Euro Trend Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA		98-0530147
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

13 Falcon Hill
Lovers Walk Tivoli, Cork, L2 0000 Ireland
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

00-353-862-44-5850
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On October 16, 2008, we filed with the Secretary of State for the State of Nevada a Certificate of Amendment to our Certificate of Incorporation  increasing our authorized shares to 260,000,000 of which 250,000,000 shares shall be common stock par value $.001 per share and 10,000,000 shares shall be blank check preferred shares par value $.001.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements.

None

(b)	Pro Forma Financial Information

None

(c)	Exhibit Number	Description

	3.1	Certificate of Amendment to Articles of Incorporation filed on October 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Euro Trend Inc.

Date: October 17, 2008	By:	/s/ Peter O’Brien
Peter O’Brien President and CEO